EXHIBIT 32.2

TELIPHONE CORP.

CERTIFICATION PURSUANT TO
19 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teliphone Corp. (the “Company”) on Form 10-K for the year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawry Trevor-Deutsch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawry Trevor-Deutsch
Lawry Trevor-Deutsch
Chief Financial Officer
December 29, 2010